Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Prepaid Expense And Other Assets Current [Abstract]
Refundable value-added tax	$ 5,229	$ 12,052
Prepaid customs and duty charges	8,289	5,891
Deposits	8,135	3,140
Deferred expenses		2,807
Prepaid rebates	519	523
Other prepaid expenses	8,130	5,531
Other current assets	355	1,393
Total prepaid expenses and other current assets	$ 30,657	$ 31,337